Exhibit B-8(a)

                 3,400,000 Preferred Securities

                  Entergy Gulf States Capital I

8.75% Cumulative Quarterly Income Preferred Securities, Series A
                           ("QUIPS"_)
       (liquidation preference $25 per preferred security) fully and unconditionally guaranteed, as set forth herein, by

                    Entergy Gulf States, Inc.


                     UNDERWRITING AGREEMENT

                                                 January 21, 1997

Goldman, Sachs & Co.
Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
Prudential Securities Incorporated
Smith Barney Inc.

As representatives of the several
Underwriters named in Schedule I hereto

c/o  Goldman, Sachs & Co.
     85 Broad Street
     New York, New York  10004

Ladies & Gentlemen:

           The undersigned, Entergy Gulf States Capital I (the "Trust"), a statutory business trust created under the Business Trust Act of the State of Delaware (Title 12, Chapter 38 of the Delaware Code, 12 Del. C. Section 3801 et seq.) (the "Delaware Act"), proposes to issue and sell to the several underwriters named in Schedule I hereto (the "Underwriters," which term, when the context permits, shall also include any underwriters substituted as hereinafter in Section 11 provided), for whom you are acting as representatives (in such capacity, you shall hereinafter be referred to as the "Representatives"), 3,400,000 of its 8.75% Cumulative Quarterly Income Preferred Securities, Series A (liquidation preference $25 per preferred security), representing undivided beneficial interests in the assets of the Trust (the "Preferred Securities"), as follows:
__________________________
_    QUIPS is a servicemark of Goldman, Sachs & Co.
          1.
      Purchase and Sale. On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, the Trust shall issue and sell to each of the Underwriters named in Schedule I hereto, and each Underwriter shall purchase from the Trust at the time and place herein specified, severally and not jointly, the number of Preferred Securities set forth opposite the name of such Underwriter in Schedule I hereto at a purchase price of $25.00 per Preferred Security.
2.
          The Company (as defined herein) (a) agrees to issue the Company Securities (as defined herein) concurrently with the issue and sale of the Preferred Securities as contemplated herein and (b) guarantees the timely performance by the Trust of its obligations under this Section 1. The Trust agrees to purchase the Debentures (as defined herein) with the proceeds of the Trust Securities (as defined herein) as contemplated herein.

            Because the proceeds of the sale of the Preferred Securities, together with the proceeds from the sale by the Trust to the Company of the Common Securities (as defined herein), will be used to purchase the Debentures, the Company hereby agrees to pay on the Closing Date (as defined herein) to Goldman, Sachs & Co., for the accounts of the several Underwriters, as compensation for their arranging the investment therein of such proceeds, an amount equal to $0.7875 per Preferred Security (or $2,677,500 in the aggregate).


          2. Description of Preferred Securities. The Preferred Securities will be guaranteed by Entergy Gulf States, Inc., a Texas corporation (the "Company" and, together with the Trust, the "Offerors"), with respect to distributions and payments upon liquidation, redemption and otherwise (the "Guarantee") pursuant to, and to the extent set forth in, the Guarantee Agreement (the "Guarantee Agreement"), dated as of January 28, 1997, between the Company and The Bank of New York, as trustee (the "Guarantee
Trustee").   Under  an agreement as to expenses  and  liabilities
between the Company and the Trust, pursuant to the Trust Agreement (as defined herein), dated as of January 28, 1997 (the
"Expense   Agreement"),   the  Company   will   irrevocably   and
unconditionally guarantee to each person or entity to whom the Trust becomes indebted or liable the full payment of any costs,
expenses  or  liabilities  of  the  Trust,  subject  to   certain
exceptions therein.

           The proceeds from the sale of the Preferred Securities will be combined with the proceeds from the sale by the Trust to the Company of its common securities representing undivided beneficial interests in the assets of the Trust (the "Common Securities" and, together with the Preferred Securities, the "Trust Securities"), and will be used by the Trust to purchase $87,628,875 aggregate principal amount of 8.75% Junior Subordinated Deferrable Interest Debentures, Series A, due March 31, 2046 issued by the Company (the "Debentures" and, together with the Guarantee, the "Company Securities"). The Trust Securities will be issued pursuant to the Amended and Restated Trust Agreement of the Trust, dated as of January 28, 1997 (the "Trust Agreement"), among the Company, as depositor, the Administrative Trustees (as defined herein), The Bank of New York, as property trustee (the "Property Trustee"), The Bank of New York (Delaware), as Delaware trustee (the "Delaware Trustee"), and the holders, from time to time, of undivided beneficial interests in the assets of the Trust. The Debentures will be issued pursuant to an Indenture, dated as of January 15, 1997, as supplemented by a certificate of an officer of the Company pursuant to resolutions of the Board of Directors of the Company (the "Indenture"), between the Company and The Bank of New York, as trustee (the "Debenture Trustee"). The Preferred Securities and the Company Securities are referred to herein as the "Securities."


          3. Representations and Warranties of the Offerors. Each of the Offerors jointly and severally represents and warrants to the several Underwriters, and covenants and agrees with the several
Underwriters, that:

          (a) The Company is duly organized and validly existing as a corporation in good standing under the laws of the State of Texas and has the necessary corporate power and authority to conduct the business that it is described in the Prospectus (as defined herein) as conducting, to own and operate the properties owned and operated by it in such business, to issue the Company
Securities, to enter into and perform its obligations under this Underwriting Agreement, the Trust Agreement, the Indenture, the
Guarantee  Agreement,  the  Expense  Agreement  and  the  Company
Securities, to purchase, own, and hold the Common Securities issued by the Trust and to consummate the transactions herein and therein contemplated.

           (b) The Trust has been duly created and is validly existing as a business trust in good standing under the Delaware Act, has the power and authority to own its property, to conduct its business as described in the Prospectus, to issue and sell the Trust Securities, to enter into and perform its obligations under this Underwriting Agreement and the Trust Securities and to consummate the transactions herein contemplated; the Trust has no subsidiaries and is duly qualified to transact business and in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Trust; the Trust has conducted and will conduct no business other than the transactions contemplated by this Underwriting Agreement and described in the Prospectus; the Trust is not a party to or otherwise bound by any agreement other than those described in the Prospectus, and is not a party to any action, suit or proceeding of any nature; the Trust is not and will not be classified as an association taxable as a corporation for United States federal income tax purposes; and the Trust is and will be treated as a consolidated subsidiary of the Company pursuant to generally accepted accounting principles.

          (c) The Offerors have filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-2 (File Nos. 333-17911 and 333-17911-01) and a related Preliminary Prospectus for the registration of the Securities under the Securities Act of 1933, as amended (the "Securities Act"), and such registration statement, as amended, has become
effective.   The  Offerors qualify for use of Form  S-2  for  the
registration of the Securities. Such registration statement, as amended at the time it (or the most recent post-effective amendment thereto) became effective, including the information deemed to be part thereof pursuant to Rule 430A(b) under the Securities Act, is hereinafter referred to as the "Registration Statement", and the prospectus constituting a part thereof,
including   the  documents  incorporated  by  reference   therein
pursuant to Item 12 of Form S-2 under the Securities Act, in the form filed pursuant to Rule 424(b)(1) or (b)(4) under the
Securities   Act  and  as  it  may  thereafter  be   amended   or
supplemented pursuant to Section 6(d) hereof, is hereinafter referred to as the "Prospectus," except that if any revised prospectus shall be provided to the Underwriters by the Offerors for use in connection with the offering of the Securities that differs from the Prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act), the term "Prospectus" shall refer to such revised prospectus from and after the time it is first provided to the Underwriters for such use. For purposes herein, "Preliminary Prospectus" shall mean any preliminary prospectus included in the Registration Statement prior to the time the Registration Statement became effective or filed with the Commission pursuant to Rule 424(a) under the Securities Act.

          (d) After the time of effectiveness of this Underwriting Agreement and during the time specified in Section 6(d), the
Offerors   will  not  file  any  amendment  to  the  Registration
Statement or supplement to the Prospectus, without prior notice to the Underwriters and to Winthrop, Stimson, Putnam & Roberts
("Counsel for the Underwriters"), or any such amendment or supplement to which said Counsel shall reasonably object on legal grounds in writing.

          (e) The Registration Statement, at the time it became effective, the Indenture, the Trust Agreement and the Guarantee Agreement, at such time, and any Preliminary Prospectus, when delivered to the Underwriters for their use in marketing the Preferred Securities, fully complied, and the Prospectus, when
delivered   to   the  Underwriters  for  their  use   in   making
confirmations of sales of the Preferred Securities and at the Closing Date, as it may then be amended or supplemented, will fully comply, in all material respects with the applicable provisions of the Securities Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder or pursuant to said rules and regulations did or will be deemed to comply therewith.
The   documents  incorporated  by  reference  in  the  Prospectus pursuant to Item 12 of Form S-2, on the date filed with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), fully complied in all material respects with the applicable provisions of the Exchange Act and the rules and regulations of the Commission thereunder or pursuant to said rules and regulations did or will be deemed to
comply  therewith.   On the date the Registration  Statement  was
declared  effective by the Commission under the  Securities  Act, the Registration Statement did not, and on the date that any post-
effective   amendment  to  the  Registration  Statement   becomes
effective, the Registration Statement, as amended by any such post-effective amendment, will not contain any untrue statement of  a material fact or omit to state a material fact required  to be stated therein or necessary to make the statements therein not
misleading.   At  the  time that any Preliminary  Prospectus  was
delivered to the Underwriters for their use in marketing the Preferred Securities, such Preliminary Prospectus did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not
misleading.   At  the  time the Prospectus is  delivered  to  the
Underwriters for their use in making confirmations  of  sales  of the Preferred Securities and at the Closing Date, the Prospectus,
as it may then be amended or supplemented, will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not
misleading.   The  documents incorporated  by  reference  in  the
Prospectus pursuant to Item 12 of Form S-2, on the date filed with the Commission pursuant to the Exchange Act, did not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing representations and warranties in this paragraph (e) shall not apply to statements or omissions made in
reliance   upon  and  in  conformity  with  written   information
furnished to the Offerors by the Underwriters or on behalf of any
Underwriter   specifically  for  use  in  connection   with   the
preparation of the Registration Statement or the Prospectus, as they may be then amended or supplemented, or to any statements in or omissions from the statements of eligibility on Form T-1 of the Property Trustee, the Guarantee Trustee and the Debenture Trustee, respectively, as they may be amended, filed as exhibits to the Registration Statement (the "Form T-1s").

          (f) The Common Securities have been duly authorized by the Trust Agreement and, when issued and delivered by the Trust to
the   Company  against  payment  therefor  as  described  in  the
Registration Statement and Prospectus, will constitute validly issued undivided beneficial interests in the assets of the Trust and will be entitled to the benefits of the Trust Agreement; the issuance of the Common Securities is not subject to preemptive or other similar rights; at the Closing Date, all of the Common
Securities will be directly owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; and the Common Securities will conform to the description thereof contained in the Prospectus.

          (g) This Agreement has been duly authorized, executed and delivered by each of the Trust and the Company.

          (h) The Trust Agreement has been duly qualified under the Trust Indenture Act, has been duly authorized by the Company and, at  the  Closing Date, will have been duly executed and delivered by  the  Company  and  each of the Administrative  Trustees,  and assuming  due authorization, execution and delivery of the  Trust
Agreement by the Property Trustee and the Delaware Trustee,  will constitute a valid and binding instrument of the Company and  the
Administrative Trustees, enforceable against the Company and  the
Administrative Trustees in accordance with its terms,  except  as
limited   by   applicable   bankruptcy,  insolvency,   fraudulent
conveyance,  reorganization  or  other  similar  laws   affecting
creditors' rights and by general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law); and the Trust Agreement will conform to the description thereof in the Prospectus.

          (i) The Guarantee Agreement has been duly qualified under the Trust Indenture Act, has been duly authorized by the Company and,  at  the  Closing  Date, will have been  duly  executed  and
delivered   by  the  Company,  and  assuming  due  authorization,
execution  and  delivery  of  the  Guarantee  Agreement  by   the
Guarantee Trustee, will constitute a valid and binding instrument of  the  Company, enforceable against the Company  in  accordance with  its  terms,  except  as limited by  applicable  bankruptcy,
insolvency,  fraudulent  conveyance,  reorganization   or   other
similar laws affecting creditors' rights and by general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law); and the Guarantee and the Guarantee Agreement will conform to the descriptions thereof contained in the Prospectus.

          (j) The Preferred Securities have been duly authorized by the Trust Agreement and, on the Closing Date, will have been duly executed  by  an  Administrative Trustee  and,  when  issued  and
delivered  against  payment  therefor  in  accordance  with   the
provisions of this Agreement and the Trust Agreement, will constitute validly issued and (subject to the terms of the Trust
Agreement) fully paid and non-assessable undivided beneficial interests in the assets of the Trust and will be entitled to the benefits of the Trust Agreement; the issuance of the Preferred
Securities is not subject to preemptive or other similar  rights;
holders of Preferred Securities will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General
Corporation  Law  of  the State of Delaware;  and  the  Preferred
Securities will conform to the description thereof contained in the Prospectus.

          (k) The Indenture has been duly qualified under the Trust Indenture Act, has been duly authorized by the Company and, at the  Closing Date, will have been duly executed and delivered  by the  Company,  and  assuming  due  authorization,  execution  and
delivery  of  the  Indenture  by  the  Debenture  Trustee,   will
constitute  a  valid  and  binding  instrument  of  the  Company, enforceable  against the Company in accordance  with  its  terms,
except   as   limited   by  applicable  bankruptcy,   insolvency,
fraudulent  conveyance,  reorganization  or  other  similar  laws affecting  creditors' rights and by general equitable  principles
(regardless  of  whether  enforceability  is  considered   in   a
proceeding in equity or at law); and the Indenture will conform to the description thereof contained in the Prospectus.

          (l) The Debentures have been duly authorized and, on the Closing Date, will have been duly executed by the Company and, when  authenticated in the manner provided for in  the  Indenture and  delivered against payment therefor by the Trust as described in  the Prospectus, will constitute valid and binding obligations of  the  Company, enforceable against the Company  in  accordance with  their  terms,  except as limited by applicable  bankruptcy,
insolvency,  fraudulent  conveyance,  reorganization   or   other
similar laws affecting creditors' rights and by general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law) and will be entitled to the benefits of the Indenture; and the Debentures will conform to the description thereof contained in the Prospectus.

          (m) The Expense Agreement has been duly authorized by the Company and, at the Closing Date, will have been duly executed and  delivered by the Company, and will constitute  a  valid  and binding  instrument  of  the  Company,  enforceable  against  the
Company  in  accordance  with its terms,  except  as  limited  by
applicable   bankruptcy,   insolvency,   fraudulent   conveyance,
reorganization or other similar laws affecting creditors' rights and by general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law); and the Expense Agreement will conform to the description thereof contained in the Prospectus.

          (n) William J. Regan, Jr., Steven C. McNeal and Frank Williford IV, in their capacities as administrative trustees (the
"Administrative  Trustees")  under  the  Trust   Agreement,   are
employees of the Company and have been duly authorized by the Company to execute and deliver the Trust Agreement.

          (o) The Trust is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (p) The Trust is not in violation of its Certificate of Trust dated as of November 27, 1996 filed with the State of Delaware on December 2, 1996 or the Trust Agreement; the execution, delivery and performance by the Company and the Trust
of   their   respective  obligations  under   this   Underwriting
Agreement,  the  Trust  Agreement,  the  Trust  Securities,   the
Indenture,  the  Guarantee Agreement, the Company Securities  and
the  Expense Agreement will not result in a breach of any of  the terms  or  provisions  of, or constitute  a  default  under,  any
indenture,  mortgage,  deed  of  trust  or  other  agreement   or
instrument to which the Company or the Trust is now a party.

          (q) Except as set forth or contemplated in the Prospectus, as it may then be amended or supplemented, the Company possesses adequate franchises, licenses, permits, and other rights to conduct its respective business and operations as now conducted, without any known conflicts with the rights of others that could have an adverse effect on the Company.


          4. Offering. The Offerors are advised by the Representatives that the Underwriters propose to make a public offering of their respective portions of the Preferred Securities as soon after the effectiveness of this Underwriting Agreement as in their judgment the Underwriters deem advisable. The Offerors are further advised by the Representatives that the Preferred Securities will be offered to the public at the initial public offering price specified in the Prospectus.


           SECTION 5. Time and Place of Closing; Delivery to Underwriters. Delivery of certificates for the Preferred Securities and payment of the purchase price therefor by wire transfer of immediately available funds shall be made at the offices of Reid & Priest LLP, 40 West 57th Street, New York, New York, at 10:00 A.M., New York time, on January 28, 1997, or at such other time on the same or such other day as shall be agreed upon by the Offerors and the Representatives, or as may be established in accordance with Section 11 hereof. The hour and date of such delivery and payment are herein called the "Closing Date."

           Certificates for the Preferred Securities shall be in definitive form and registered in such names and in such denominations as the Underwriters shall request not later than two full business days prior to the Closing Date. The certificates evidencing the Preferred Securities shall be delivered to the Representatives through the facilities of The Depository Trust Company in New York, New York for the account of the Representatives with any transfer taxes payable in connection with the transfer of the Preferred Securities duly paid, against payment of the purchase price therefor.

           On the Closing Date, the Company will pay, or cause to be paid, the compensation payable at such time to the Underwriters pursuant to Section 1 hereof by wire transfer in immediately available funds to an account designated by Goldman, Sachs & Co., for the accounts of the several Underwriters.


          6. Covenants of the Offerors. Each of the Offerors jointly and severally covenants and agrees with the several Underwriters that:

          (a) Not later than the Closing Date, the Company will deliver to the Representatives a copy of the Registration Statement in the form that it became effective or a conformed copy thereof, certified by an officer of the Company to be in such form.

          (b) The Company will deliver to the Underwriters as many copies of the Prospectus (and any amendments or supplements thereto) as the Underwriters may reasonably request.

          (c) The Company will cause the Prospectus to be filed with, or transmitted for filing to, the Commission pursuant to and in compliance with Rule 424(b) and will advise the Representatives promptly of the issuance of any stop order under the Securities
Act with respect to the Registration Statement or the institution of any proceedings therefor of which either of the Offerors shall have received notice. Each of the Offerors will use its best efforts to prevent the issuance of any such stop order and to secure the prompt removal thereof if issued.

          (d) During such period of time as the Underwriters are required by law to deliver a prospectus after this Underwriting Agreement has become effective, if any event relating to or affecting the Company or the Trust, or of which the Company or the Trust shall be advised by the Representatives in writing, shall occur which in the opinion of the Company should be set forth in a supplement or amendment to the Prospectus in order to make the Prospectus not misleading in the light of the circumstances when it is delivered to a purchaser of the Preferred Securities, the Company will amend or supplement the Prospectus so that, as supplemented or amended, it will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading. Unless such event relates solely to the activities of the Underwriters (in which case the Underwriters shall assume the expense of preparing any such amendment or supplement), the expenses of complying with this Section 6(d) shall be borne by the Company until the expiration of nine months from the time of effectiveness of this Underwriting Agreement, and such expenses shall be borne by the Underwriters thereafter.

          (e) The Company will, on behalf of the Trust, make generally available to the Trust's security holders, as soon as practicable, an earning statement (which need not be audited) covering a period of at least twelve months beginning after the "effective date of the registration statement" within the meaning of Rule 158 under the Securities Act, which earning statement shall be in such form, and be made generally available to security holders in such a manner, as to meet the requirements of the last paragraph of Section 11(a) of the Securities Act and Rule 158 under the Securities Act.

          (f) At any time within six months of the date hereof, the Offerors will furnish such proper information as may be lawfully
required,   and  will  otherwise  cooperate  in  qualifying   the
Preferred Securities and the Debentures for offer and sale, under the blue sky laws of such jurisdictions as the Representatives may reasonably designate, provided that the Offerors shall not be required to qualify as a foreign corporation or dealer in securities, to file any consents to service of process under the laws of any jurisdiction, or to meet any other requirements deemed by the Offerors to be unduly burdensome.

           (g)  The Company will, except as herein provided,  pay
all  fees, expenses and taxes incident to the performance of each
Offeror's   obligations   under   this   Underwriting   Agreement
including, but not limited to, (i) the preparation and filing  of the  Registration  Statement  and  any  post-effective  amendment
thereto,  (ii)  the  printing,  issuance  and  delivery  of   the
certificates  for  the Preferred Securities to the  Underwriters,
(iii)  legal  counsel  relating  to  the  qualification  of   the
Preferred Securities and the Debentures under the blue  sky  laws of various jurisdictions, in an amount not to exceed $6,000, (iv)
the  printing  and  delivery  to the Underwriters  of  reasonable
quantities   of   copies  of  the  Registration  Statement,   the
preliminary   (or   any  supplemental)  blue  sky   survey,   any
Preliminary  Prospectus and the Prospectus and any  amendment  or supplement thereto, except as otherwise provided in paragraph (d)
of this Section 6, (v) the rating of the Preferred Securities and the  Debentures by one or more nationally recognized  statistical rating  agencies, (vi) filings or other notices (if any) with  or to,  as  the  case may be, the National Association of Securities
Dealers, Inc. (the "NASD") in connection with its review  of  the terms  of  the  offering, and (vii) the listing of the  Preferred
Securities  and, if applicable, the Debentures on  the  New  York
Stock  Exchange (the "NYSE") and the registration  thereof  under the  Exchange Act in accordance with Section 6(i) hereof.  Except as  provided above, the Company shall not be required to pay  any expenses  of  the Underwriters, except that, if this Underwriting
Agreement  shall be terminated in accordance with the  provisions of  Section  7,  8 or 12 hereof, the Company will  reimburse  the
Underwriters  for  (A)  the  reasonable  fees  and  expenses   of
Counsel  for  the  Underwriters,  whose  fees  and  expenses  the
Underwriters agree to pay in any other event, and (B)  reasonable
out-of-pocket   expenses  incurred  in   contemplation   of   the
performance  of this Underwriting Agreement.  The  Company  shall not  in  any  event be liable to the Underwriters for damages  on account of loss of anticipated profits.
          (h) Each of the Offerors will not offer, sell, contract to sell or otherwise dispose of any Preferred Securities, any other beneficial interests in the assets of the Trust, or any preferred securities  or any other securities of the Trust or  the  Company that  are  substantially  similar to  the  Preferred  Securities, including  any  guarantee of such securities, or  any  securities convertible into or exchangeable for or that represent the  right
to   receive  securities,  preferred  securities  or   any   such
substantially  similar  securities of either  the  Trust  or  the
Company,  except  for  the Trust Securities  and  the  Guarantee, without  the consent of the Representatives until the earlier  to occur of (i) thirty (30) days after the Closing Date and (ii) the date  of  the  termination  of the trading  restrictions  on  the
Preferred  Securities,  as determined by the  Underwriters.   The
Representatives agree to notify the Offerors of such termination if it occurs prior to the Closing Date.

          (i) The Offerors will use their best efforts to cause the Preferred Securities to be duly authorized for listing on the NYSE, subject to notice of issuance, and to be registered under the Exchange Act; if the Preferred Securities are exchanged for Debentures, the Company will use its best efforts to have the Debentures listed on the exchange or other organization on which the Preferred Securities were then listed, and to have the Debentures registered under the Exchange Act.


          7. Conditions of Underwriters' Obligations. The obligations of the Underwriters to purchase and pay for the Preferred
Securities shall be subject to the accuracy on the date hereof and on the Closing Date of the representations and warranties made herein on the part of the Offerors and of any certificates furnished by the Offerors on the Closing Date and to the following conditions:

          (a) The Prospectus shall have been filed with, or transmitted for filing to, the Commission pursuant to Rule 424(b) prior to 5:30 P.M., New York time, on the second business day following the date of this Underwriting Agreement, or such other time and date as may be agreed upon by the Offerors and the Representatives.

          (b) No stop order suspending the effectiveness of the Registration Statement shall be in effect at or prior to the Closing Date; no proceedings for such purpose shall be pending before, or, to the knowledge of the Offerors or the Underwriters, threatened by, the Commission on the Closing Date; and the Underwriters shall have received a certificate, dated the Closing Date and signed by the President, a Vice President, the Treasurer or an Assistant Treasurer of the Company and an authorized representative of the Trust, to the effect that no such stop order has been or is in effect and that no proceedings for such purpose are pending before or, to the knowledge of the Company or the Trust, as the case may be, threatened by the Commission.

          (c) At the Closing Date, there shall have been issued and there shall be in full force and effect an order of the Commission under the Public Utility Holding Company Act of 1935, as amended (the "1935 Act"), authorizing the issuance and sale of the Securities.

          (d) At the Closing Date, the Underwriters shall have received from Laurence M. Hamric, Esq., General Attorney - Corporate and Securities of Entergy Services, Inc., and Reid & Priest LLP, opinions, dated the Closing Date, substantially in the forms set forth in Exhibits A and B hereto, respectively,
(i) with such changes therein as may be agreed upon by the Offerors and the Representatives, with the approval of Counsel for the Underwriters, and (ii) if the Prospectus shall be supplemented after being furnished to the Underwriters for use in offering the Preferred Securities, with changes therein to reflect such supplementation.

          (e) At the Closing Date, the Underwriters shall have received from Richards, Layton & Finger, P.A., special Delaware counsel for the Company and the Trust, an opinion, dated the Closing Date, substantially in the form set forth in Exhibit C hereto (i) with such changes therein as may be agreed upon by the Offerors and the Representatives, with the approval of Counsel for the Underwriters, and (ii) if the Prospectus shall be supplemented after being furnished to the Underwriters for use in offering the Preferred Securities, with changes therein to reflect such supplementation.

          (f) At the Closing Date, the Underwriters shall have received from Counsel for the Underwriters, an opinion, dated the Closing Date, substantially in the form set forth in Exhibit D hereto, with such changes therein as may be necessary to reflect any supplementation of the Prospectus prior to the Closing Date.

          (g) On or prior to the effective date of this Underwriting Agreement, the Underwriters shall have received from Coopers &
Lybrand  L.L.P.,  the  Company's  independent  certified   public
accountants  (the "Accountants"), a letter dated the date  hereof and addressed to the Underwriters to the effect that (i) they are independent  certified public accountants  with  respect  to  the
Company  within  the  meaning  of  the  Securities  Act  and  the applicable  published rules and regulations thereunder;  (ii)  in their  opinion, the financial statements and financial  statement schedules  examined  by  them  and included  or  incorporated  by reference  in  the Prospectus comply as to form in  all  material respects  with  the  applicable accounting  requirements  of  the
Securities Act and the Exchange Act and the applicable  published
rules   and  regulations  thereunder;  (iii)  on  the  basis   of
performing the procedures specified by the American Institute  of
Certified  Public  Accountants for a review of interim  financial information  as  described  in  SAS  No.  71,  Interim  Financial
Information,  on  the latest unaudited financial  statements,  if any,  included or incorporated by reference in the Prospectus,  a reading  of  the  latest  available interim  unaudited  financial statements  of  the Company, the minutes of the meetings  of  the
Board  of  Directors  of  the Company,  the  Executive  Committee
thereof,  if  any,  and  the stockholder of  the  Company,  since
December  31,  1995 to a specified date not more than  five  days prior  to  the date of such letter, and inquiries of officers  of the  Company who have responsibility for financial and accounting matters (it being understood that the foregoing procedures do not constitute  an  examination  made in  accordance  with  generally accepted auditing standards and they would not necessarily reveal matters of significance with respect to the comments made in such
letter   and,   accordingly,  that  the   Accountants   make   no
representations as to the sufficiency of such procedures for  the
purposes  of  the  Underwriters),  nothing  has  come  to   their
attention which caused them to believe that, to the extent applicable, (A) the unaudited financial statements of the Company
(if any) included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations thereunder; (B) any material modifications should be made to said unaudited financial statements for them to be in conformity with generally accepted accounting principles; and (C) at a specified date not more than five days prior to the date of the letter, there was any change in the capital stock or long-term debt of the Company, or decrease in its net assets, in each case as compared with amounts shown in the most recent balance sheet incorporated by reference in the Prospectus, except in all instances for changes or decreases which the Prospectus discloses have occurred or may occur, for declarations of dividends, for the repayment or redemption of long-term debt, for the amortization of premium or discount on long-term debt, for the redemption or purchase of preferred stock for sinking fund purposes, for any increases in long-term debt in respect of previously issued pollution control, solid waste disposal or industrial development revenue bonds, or for changes or decreases as set forth in such letter, identifying the same and specifying the amount thereof; and (iv) stating that they have compared specific dollar amounts, percentages of revenues and earnings and other financial information pertaining to the Company set forth in the Prospectus to the extent that such amounts, numbers, percentages and information may be derived from the general accounting records of the Company, and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in the letter, and found them to be in agreement.

          (h) At the Closing Date, the Underwriters shall have received a certificate, dated the Closing Date and signed by the President, a Vice President, the Treasurer or an Assistant
Treasurer   of   the  Company,  to  the  effect  that   (i)   the
representations and warranties of the Company contained herein are true and correct, (ii) the Company has performed and complied with all agreements and conditions in this Underwriting Agreement to be performed or complied with by the Company at or prior to the Closing Date and (iii) since the most recent date as of which information is given in the Prospectus, as it may then be amended or supplemented, there has not been any material adverse change in the business, property or financial condition of the Company and there has not been any material transaction entered into by the Company, other than transactions in the ordinary course of business, in each case other than as referred to in, or contemplated by, the Prospectus, as it may then be amended or supplemented.

          (i) At the Closing Date, the Underwriters shall have received a certificate, dated the Closing Date and signed by an authorized representative of the Trust, to the effect that (i) the representations and warranties of the Trust contained herein are true and correct, (ii) the Trust has performed and complied with all agreements and conditions in this Underwriting Agreement to be performed or complied with by the Trust at or prior to the Closing Date and (iii) since the most recent date as of which information is given in the Prospectus, as it may then be amended or  supplemented, there has not been any material adverse  change in the business, property or financial condition of the Trust and there has not been any material transaction entered into by the
Trust,  other  than  transactions  in  the  ordinary  course   of
business, in each case other than as referred to in, or contemplated by, the Prospectus, as it may then be amended or supplemented.

          (j) At the Closing Date, the Underwriters shall have received duly executed counterparts of the Trust Agreement, the Guarantee Agreement, the Expense Agreement and the Indenture.

          (k) At the Closing Date, the Underwriters shall have received from the Accountants a letter, dated the Closing Date, confirming, as of a date not more than five days prior to the Closing Date, the statements contained in the letter delivered pursuant to Section 7(g) hereof.

          (l) Between the date hereof and the Closing Date, no event shall have occurred with respect to or otherwise affecting the Company or the Trust that, in the reasonable opinion of the Representatives, materially impairs the investment quality of the Preferred Securities.

          (m) Between the date hereof and the Closing Date neither Moody's Investors Service, Inc. nor Standard & Poor's shall have lowered its rating of any of the Company's outstanding debt securities in any respect.

          (n) On or prior to the Closing Date, the Underwriters shall have received from the Company evidence reasonably satisfactory to Goldman, Sachs & Co. that Moody's Investors Service, Inc. and
Standard  &  Poor's  have  publicly  assigned  to  the  Preferred
Securities ratings of Ba1 and BB+, respectively, which ratings shall be in full force and effect on the Closing Date.

          (o) On or prior to the Closing Date, (i) the Preferred Securities shall have been duly listed, subject to notice of issuance, on the NYSE and (ii) the Company's registration statement on Form 8-A relating to the Preferred Securities shall have become effective under the Exchange Act.

          (p) All legal matters in connection with the issuance and sale of the Preferred Securities shall be satisfactory in form and substance to Counsel for the Underwriters.

          (q) The Offerors will furnish the Underwriters with additional conformed copies of such opinions, certificates, letters and documents as may be reasonably requested.

           If any of the conditions specified in this Section 7 shall not have been fulfilled, this Underwriting Agreement may be terminated by the Underwriters upon notice thereof to the Offerors. Any such termination shall be without liability of any party to any other party, except as otherwise provided in paragraph (g) of Section 6 and in Section 10.


          8. Conditions of Obligations of the Offerors. The obligations of the Offerors hereunder shall be subject to the following conditions:

          (a) No stop order suspending the effectiveness of the Registration Statement shall be in effect at or prior to the Closing Date, and no proceedings for that purpose shall be pending before, or threatened by, the Commission on the Closing Date.

          (b) At the Closing Date, there shall have been issued and there shall be in full force and effect an order of the Commission under the 1935 Act authorizing the issuance and sale of the Securities.

          In case any of the conditions specified in this Section 8 shall not have been fulfilled, this Underwriting Agreement may be terminated by the Offerors upon notice thereof to the Representatives. Any such termination shall be without liability of any party to any other party, except as otherwise provided in paragraph (g) of Section 6 and in Section 10.


          9.      Indemnification.

          (a) The Offerors shall indemnify, defend and hold harmless each Underwriter and each person who controls each Underwriter within the meaning of Section 15 of the Securities Act or Section
20 of the Exchange Act from and against any and all losses, claims, damages or liabilities, joint or several, to which each Underwriter or any or all of them may become subject under the Securities Act or any other statute or common law and shall reimburse each Underwriter and any such controlling person for any legal or other expenses (including to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection
with   investigating   any  such  losses,  claims,   damages   or
liabilities or in connection with defending any actions,  insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as amended or supplemented, or the omission or alleged omission to state therein a material fact required to be stated
therein   or  necessary  to  make  the  statements  therein   not
misleading, or upon any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, or in the Prospectus, as each may be amended or supplemented, or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the indemnity agreement contained in this paragraph shall not apply to any such losses, claims, damages, liabilities, expenses or actions arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon and in conformity with information furnished herein or in writing to the Offerors by any Underwriter specifically for use in connection
with   the   preparation  of  the  Registration  Statement,   any
Preliminary Prospectus or the Prospectus or any amendment or supplement to any thereof or arising out of, or based upon, statements  in  or  omissions from the Form  T-1s;  and  provided
further,   that  the  indemnity  agreement  contained   in   this
subsection  shall not inure to the benefit of any Underwriter  or to  the  benefit  of  any person controlling any  Underwriter  on
account   of  any  such  losses,  claims,  damages,  liabilities,
expenses or actions arising from the sale of the Preferred Securities to any person in respect of any Preliminary Prospectus or the Prospectus as supplemented or amended, furnished by any Underwriter to a person to whom any of the Preferred Securities were sold (excluding in both cases, however, any document then incorporated by reference therein), insofar as such indemnity relates to any untrue or misleading statement or omission made in any  Preliminary Prospectus or the Prospectus but  eliminated  or
remedied  prior  to  the  consummation  of  such  sale   in   the
Prospectus, or any amendment or supplement thereto furnished on a timely basis by the Offerors to the Underwriters pursuant to
Section  6(d)  hereof,  respectively,  unless  a  copy   of   the
Prospectus (in the case of such a statement or omission  made  in any  Preliminary Prospectus) or such amendment or supplement  (in the case of such a statement or omission made in the Prospectus) (excluding, however, any document then incorporated by reference in  the  Prospectus or such amendment or supplement) is furnished by such Underwriter to such person (i) with or prior to the written confirmation of the sale involved or (ii) as soon as
available  after  such  written  confirmation  (if  it  is   made
available to the Underwriters prior to settlement of such sale).

          (b) The Company shall indemnify, defend and hold harmless the Trust against any and all losses, claims, damages or liabilities that may become due from the Trust under Section 9(a) hereof.

          (c) Each Underwriter shall indemnify, defend and hold harmless the Offerors, its directors and officers and each person who  controls the foregoing within the meaning of Section  15  of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the  Securities Act or any other statute or common law and  shall
reimburse   each  of  them  for  any  legal  or  other   expenses
(including,  to  the  extent  hereinafter  provided,   reasonable
counsel  fees)  incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any action, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as amended or supplemented, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or upon any  untrue  statement or alleged untrue statement of a  material
fact   contained  in  any  Preliminary  Prospectus  or   in   the
Prospectus, as each may be amended or supplemented, or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of  the circumstances under which they were made, not misleading, in  each  case, if, but only if, such statement or  omission  was
made   in  reliance  upon  and  in  conformity  with  information furnished herein or in writing to the Offerors by any Underwriter specifically for use in connection with the preparation of the
Registration  Statement,  any  Preliminary  Prospectus   or   the
Prospectus, or any amendment or supplement thereto.

          (d)       In case any action shall be brought, based upon the
Registration  Statement,  any  Preliminary  Prospectus   or   the
Prospectus (including amendments or supplements thereto), against any party in respect of which indemnity may be sought pursuant to any  of  the preceding paragraphs, such party (hereinafter called the indemnified party) shall promptly notify the party or parties against whom indemnity shall be sought hereunder (hereinafter called the indemnifying party) in writing, and the indemnifying party  shall have the right to participate at its own expense  in the  defense or, if it so elects, to assume (in conjunction  with any other indemnifying party) the defense thereof, including the employment of counsel reasonably satisfactory to the indemnified
party  and  the  payment  of  all  fees  and  expenses.   If  the
indemnifying party shall elect not to assume the defense  of  any
such   action,   the  indemnifying  party  shall  reimburse   the
indemnified  party for the reasonable fees and  expenses  of  any
counsel  retained  by such indemnified party.   Such  indemnified
party shall have the right to employ separate counsel in any such action in which the defense has been assumed by the indemnifying party and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel has been specifically authorized by the indemnifying party or (ii) the named  parties  to  any  such  action  (including  any  impleaded
parties)  include  each  of  such  indemnified  party   and   the
indemnifying party and such indemnified party shall have been advised by such counsel that a conflict of interest between the indemnifying party and such indemnified party may arise and for this reason it is not desirable for the same counsel to represent both the indemnifying party and the indemnified party (it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of  the same general allegations or circumstances, be liable  for the  reasonable fees and expenses of more than one separate  firm of attorneys for such indemnified party (plus any local counsel retained by such indemnified party in its reasonable judgment).
The indemnified party shall be reimbursed for all such fees and expenses as they are incurred. The indemnifying party shall not be  liable for any settlement of any such action effected without its  consent, but if any such action is settled with the  consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity has or could have been sought hereunder by such
indemnified   party,   unless   such   settlement   includes   an
unconditional release of such indemnified party and any person controlling any indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

          (e)       If the indemnification provided for under subsections
(a),  (b),  (c)  or (d) in this Section 9 is unavailable  to  any extent  to an indemnified party in respect of any losses, claims,
damages   or   liabilities  referred  to   therein,   then   each
indemnifying  party,  in  lieu of indemnifying  such  indemnified party,  shall  contribute to the amount paid or payable  by  such indemnified party as a result of such losses, claims, damages  or liabilities (i) in such proportion as is appropriate  to  reflect
the   relative  benefits  received  by  the  Offerors   and   the
Underwriters  from  the offering of the Preferred  Securities  or
(ii)  if  the  allocation provided by clause  (i)  above  is  not permitted by applicable law, in such proportion as is appropriate to  reflect not only the relative benefits referred to in  clause
(i)  above but also the relative fault of the Offerors on the one hand and of the Underwriters on the other in connection with  the statements  or  omissions which resulted in such losses,  claims, damages  or liabilities, as well as any other relevant  equitable considerations.  The relative benefits received by  the  Offerors on the one hand and the Underwriters on the other shall be deemed to  be  in  the  same proportion as the total proceeds  from  the offering  (after deducting underwriting discounts and commissions but  before deducting expenses) to the Offerors bear to the total
underwriting   discounts   and  commissions   received   by   the
Underwriters, in each case as set forth in the table on the cover page  of  the Prospectus.  The relative fault of the Offerors  on the  one  hand  and  of the Underwriters on the  other  shall  be determined  by  reference  to, among other  things,  whether  the untrue  or  alleged untrue statement of a material  fact  or  the omission or alleged omission to state a material fact relates  to
information  supplied  by  the  Offerors  or  by   any   of   the
Underwriters and such parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

           The Offerors and the Underwriters agree that it would not be just and equitable if contribution pursuant to this
Section  9(e) were determined by pro rata allocation  or  by  any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable to an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9(e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Preferred Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 9(e) are several in proportion to their respective underwriting obligations and not joint. The obligations of the Company under this Section 9 shall be in addition to any liability which the Company may otherwise have.


          10. Survival of Certain Representations and Obligations. Any other provision of this Underwriting Agreement to the contrary notwithstanding,  (a)  the indemnity and contribution  agreements contained in Section 9 of, and the representations and warranties
and   other  agreements  of  the  Offerors  contained  in,   this
Underwriting Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Underwriter or by or on behalf of the Offerors or its directors or officers, or any of the other persons referred to in Section 9 hereof and (ii) acceptance of and payment for the Preferred Securities and (b) the indemnity and contribution agreements contained in Section 9 shall remain operative and in full force and effect regardless of any termination of this Underwriting Agreement.


          11. Default of Underwriters. If any Underwriter shall fail or refuse (otherwise than for some reason sufficient to justify,
in   accordance  with  the  terms  hereof,  the  cancellation  or termination of its obligations hereunder) to purchase and pay for the  Preferred Securities that it has agreed to purchase and  pay for  hereunder, and the number of Preferred Securities that  such defaulting  Underwriter agreed but failed or refused to  purchase is  not  more  than  one-tenth of the  number  of  the  Preferred
Securities, the other Underwriters shall be obligated to purchase the  Preferred Securities that such defaulting Underwriter agreed but  failed  or refused to purchase; provided that  in  no  event shall the number of Preferred Securities that any Underwriter has agreed  to  purchase pursuant to Schedule I hereof  be  increased pursuant  to this Section 11 by an amount in excess of  one-ninth of such number of Preferred Securities without written consent of such  Underwriter.  If any Underwriter shall fail  or  refuse  to
purchase   Preferred  Securities  and  the  number  of  Preferred
Securities with respect to which such default occurs is more than one-tenth of the number of the Preferred Securities, the Offerors
shall   have   the   right  (a)  to  require  the  non-defaulting
Underwriters  to  purchase and pay for the respective  number  of
Preferred  Securities that it had severally  agreed  to  purchase hereunder,  and, in addition, the number of Preferred  Securities that  the defaulting Underwriter shall have so failed to purchase up  to  an  amount thereof equal to one-ninth of  the  respective
number   of   Preferred   Securities  that  such   non-defaulting
Underwriters have otherwise agreed to purchase hereunder,  and/or
(b)  to  procure one or more others, members of the NASD (or,  if not  members  of  the  NASD, who are foreign  banks,  dealers  or institutions not registered under the Exchange Act and who  agree in  making  sales  to  comply  with  the  NASD's  Rules  of  Fair
Practice),  to  purchase, upon the terms herein  set  forth,  the number  of  Preferred Securities that such defaulting Underwriter had  agreed  to  purchase,  or  that  portion  thereof  that  the
remaining  Underwriters  shall  not  be  obligated  to   purchase
pursuant  to the foregoing clause (a).  In the event the Offerors shall exercise its rights under clause (a) and/or (b) above,  the
Offerors shall give written notice thereof to the Representatives within  24  hours  (excluding  any  Saturday,  Sunday,  or  legal holiday)  of the time when the Offerors learn of the  failure  or refusal of any Underwriter to purchase and pay for its respective number  of  Preferred Securities, and thereupon the Closing  Date shall  be postponed for such period, not exceeding three business days, as the Offerors shall determine.  In the event the Offerors shall  be entitled to but shall not elect (within the time period specified  above) to exercise its rights under clause (a)  and/or
(b),  the  Offerors shall be deemed to have elected to  terminate this Underwriting Agreement.  In the absence of such election  by the  Offerors, this Underwriting Agreement will, unless otherwise agreed  by  the  Offerors  and  the non-defaulting  Underwriters, terminate  without  liability on the part of  any  non-defaulting party except as otherwise provided in paragraph (g) of Section  6 and in Section 10. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of its default under this Underwriting Agreement.

          12. Termination. This Underwriting Agreement shall be subject to termination by notice given by written notice from the Representatives to the Offerors if (a) after the execution and delivery of this Underwriting Agreement and prior to the Closing Date (i) trading of the Preferred Securities or trading in securities generally shall have been suspended or materially limited on the NYSE by The New York Stock Exchange, Inc., the Commission or other governmental authority, (ii) minimum or maximum ranges for prices shall have been generally established on  the NYSE by The New York Stock Exchange, Inc., the Commission
or other governmental authority, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities, or (iv)
there   shall  have  occurred  any  outbreak  or  escalation   of
hostilities or any calamity or crisis that, in the judgment of the Representatives, is material and adverse and (b) in the case of any of the events specified in clauses (a)(i) through (iv), such event singly or together with any other such event makes it, in  the reasonable judgment of the Representatives, impracticable to market the Preferred Securities. This Underwriting Agreement shall also be subject to termination, upon notice by the
Representatives  as provided above, if, in the  judgment  of  the
Representatives,   the  subject  matter  of  any   amendment   or
supplement (prepared by the Offerors) to the Prospectus (except for information relating solely to the manner of public offering
of   the   Preferred  Securities  or  to  the  activity  of   the
Underwriters or to the terms of any series of securities of the Offerors other than the Preferred Securities) filed or issued after the effectiveness of this Underwriting Agreement by the Offerors shall have materially impaired the marketability of the Preferred Securities. Any termination hereof, pursuant to this
Section 12, shall be without liability of any party to any other party, except as otherwise provided in paragraph (g) of Section 6 and in Section 10.

          13. Miscellaneous. THE RIGHTS AND DUTIES OF THE PARTIES TO THIS UNDERWRITING AGREEMENT SHALL, PURSUANT TO NEW YORK GENERAL
OBLIGATIONS  LAW SECTION 5-1401, BE GOVERNED BY THE  LAW  OF  THE
STATE  OF  NEW  YORK.  This Underwriting Agreement  shall  become effective when a fully executed copy thereof is delivered to  the
Offerors and to the Representatives.  This Underwriting Agreement
may  be executed in any number of separate counterparts, each  of which, when so executed and delivered, shall be deemed to  be  an original  and all of which, taken together, shall constitute  but one  and  the same agreement.  This Underwriting Agreement  shall inure  to  the  benefit of each of the Offerors, the Underwriters and,  with respect to the provisions of Section 9, each director, officer  and  other person referred to in Section  9,  and  their
respective  successors.   Should any part  of  this  Underwriting
Agreement  for  any reason be declared invalid, such  declaration shall  not  affect the validity of any remaining  portion,  which remaining  portion shall remain in full force and  effect  as  if this  Underwriting Agreement had been executed with  the  invalid portion thereof eliminated.  Nothing herein is intended or  shall be construed to give to any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect  of
any   provision  in  this  Underwriting  Agreement.    The   term
"successor" as used in this Underwriting Agreement shall not include any purchaser, as such purchaser, of any Preferred
Securities from the Underwriters.

          14. Notices. All communications hereunder shall be in writing and, if to the Underwriters, shall be mailed or delivered to
Goldman, Sachs & Co. at the address set forth at the beginning of this  Underwriting  Agreement (to the attention  of  its  General
Counsel) or, if to the Offerors, shall be mailed or delivered  to
it   at  350  Pine  Street,  Beaumont,  Texas  77701,  Attention:
Treasurer, or, if to Entergy Services, Inc., shall be mailed or delivered to it at 639 Loyola Avenue, New Orleans, Louisiana
70113, Attention: Treasurer.

            If the foregoing is in accordance with your understanding, please sign and return to us counterparts of this Underwriting Agreement, and upon acceptance hereof by you, on behalf of each of the Underwriters, this Underwriting Agreement and such acceptance hereof, shall constitute a binding agreement among each of the Underwriters, the Company and the Trust. It is understood that your acceptance of this Underwriting Agreement on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company and the Trust for examination upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.
                              Very truly yours,

                              Entergy Gulf States, Inc.



                              By:
                                                           Name:
                                  Title:


                              Entergy Gulf States Capital I

                              By:  Entergy Gulf States, Inc.,
                                   as Depositor



                              By:
                                                           Name:
                                  Title:



Accepted as of the date first above written:

Goldman, Sachs & Co.
Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
     Incorporated
Prudential Securities Incorporated
Smith Barney Inc.


As representatives of the other several
Underwriters named in Schedule I hereto



By:
         (Goldman, Sachs & Co.)

                           SCHEDULE I

                 Entergy Gulf States Capital I
8.75% Cumulative Quarterly Income Preferred Securities, Series A

                                                       Number of
Underwriter                                             Preferred
Securities

Goldman, Sachs & Co.                                     580,000
Merrill Lynch, Pierce, Fenner & Smith
   Incorporated                                          580,000
Prudential Securities Incorporated                       580,000
Smith Barney Inc.                                        580,000
Advest,Inc                                                30,000
Robert W. Baird & Co. Incorporated                        30,000
J.C. Bradford & Co.                                       60,000
Alex. Brown & Sons Incorporated                           60,000
Cowen & Company                                           30,000
Crowell, Weedon & Co.                                     30,000
Dain Bosworth Incorporated                                30,000
EVEREN Securities,Inc.                                    60,000
Fahnestock & Co. Inc.                                     30,000
Interstate/Johnson Lane Corporation                       30,000
Kennedy, Cabot & Co.                                      30,000
Legg Mason Wood Walker Incorporated                       60,000
McDonald & Company Securities, Inc.                       30,000
McGinn, Smith & Co. Inc.                                  30,000
Morgan Keegan & Company,Inc.                              60,000
The Ohio Company                                          30,000
Oppenheimer & Co., Inc.                                   60,000
Piper Jaffray Inc.                                        30,000
Principal Financial Securities, Inc.                      30,000
Rauscher Pierce Refsnes, Inc.                             30,000
Raymond James & Associates, Inc.                          30,000
The Robinson-Humphrey Company, Inc.                       30,000
Roney & Co., L.L.C.                                       30,000
Stephens Inc.                                             60,000
Sutro & Co.Incorporated                                   30,000
Trilon International Inc.                                 30,000
Tucker Anthony Incorporated                               30,000
U.S. Clearing Corp.                                       30,000
Wheat First Butcher Singer                                30,000

Total                                                   3,400,000


                                                        EXHIBIT A

            [Letterhead of Laurence M. Hamric, Esq.]

                                                     January  __,
1997

Goldman, Sachs & Co.
Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
Prudential Securities Incorporated
Smith Barney Inc.

As representatives of the several
Underwriters named in Schedule I to
the Underwriting Agreement referred
to below (the "Underwriters")

c/o Goldman, Sachs & Co.
     85 Broad Street
     New York, NY  10004

Ladies and Gentlemen:

           I, together with Reid & Priest LLP, of New York, New York, and Richards, Layton & Finger, P.A., Wilmington, Delaware, have acted as counsel for Entergy Gulf States, Inc., a Texas corporation (the "Company"), and Entergy Gulf States Capital I, a statutory business trust organized under the laws of the State of Delaware (the "Trust"), in connection with the issuance and sale by the Trust to the several Underwriters pursuant to the Underwriting Agreement, effective January 21, 1997 (the "Underwriting Agreement"), among the Company, the Trust and you, as the representatives of the several Underwriters, of 3,400,000 __% Cumulative Quarterly Income Preferred Securities, Series A (liquidation preference $25 per preferred security) (the "Preferred Securities"), guaranteed to the extent the Trust has funds by the Company. This opinion is rendered to you at the request of the Company and the Trust. Capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Underwriting Agreement.

            In  my  capacity  as  such  counsel,  I  have  either
participated in the preparation of or have examined and are familiar with: (a) the Company's Restated Articles of Incorporation and Bylaws, each as amended; (b) the Underwriting Agreement; (c) the Indenture; (d) the Trust Agreement; (e) the
Guarantee Agreement; (f) the Expense Agreement; (g) the Registration Statement and Prospectus filed under the Securities Act; (h) the records of various corporate proceedings relating to the authorization, issuance and sale of the Company Securities and the execution and delivery by the Company of the Indenture, the Underwriting Agreement, the Trust Agreement, the Expense Agreement and the Guarantee Agreement; and (i) the proceedings before and the order entered by the Commission under the 1935 Act relating to the issuance and sale of the Securities. I have also examined or caused to be examined such other documents and have satisfied myself as to such other matters as I have deemed necessary in order to render this opinion. In such examination, I have assumed the genuineness of all signatures, the authenticity of all documents submitted to me as originals, and the conformity to the originals of the documents submitted to me as certified or photostatic copies. I have not examined the Debentures, except a specimen thereof, and I have relied upon a certificate of the Debenture Trustee as to the authentication and delivery thereof.

           In my examination, I have assumed the genuineness of all signatures, the authenticity of all documents submitted to me as originals, the legal capacity of natural persons and the conformity with the originals of all documents submitted to me as copies. In making my examination of documents and instruments executed or to be executed by persons other than the Company and the Trust, I have assumed that each such other person had the requisite power and authority to enter into and perform fully its obligations thereunder, the due authorization by each such other person for the execution, delivery and performance thereof by such person, and the due execution and delivery by or on behalf of such person of each such document and instrument. In the case of any such other person that is not a natural person, I have also assumed, insofar as it is relevant to the opinions set forth below, that each such other person is duly organized, validly existing and in good standing under the laws of the jurisdiction in which such other person was created, and is duly qualified and in good standing in each other jurisdiction where the failure to be so qualified could reasonably be expected to have a material effect upon the ability of such other person to execute, deliver and/or perform such other person's obligations under any such document or instrument. I have further assumed that each document, instrument, agreement, record and certificate reviewed by me for purposes of rendering the opinions expressed below has not been amended by oral agreement, conduct or course of dealing of the parties thereto, although I have no knowledge of any facts or circumstances that could give rise to such amendment.

           As to questions of fact material to the opinions expressed herein, I have relied upon certificates and representations of officers of the Company and the Trust (including but not limited to those contained in the Underwriting Agreement, the Indenture, the Trust Agreement, the Expense Agreement and the Guarantee Agreement and certificates delivered at the closing of the sale of the Preferred Securities) and appropriate public officials without independent verification of such matters except as otherwise described herein.

           Whenever my opinions herein with respect to the existence or absence of facts are stated to be to my knowledge or awareness, I intend to signify that no information has come to my attention or the attention of any other attorneys acting for or on behalf of the Company or the Trust or any of its affiliates that have participated in the negotiation of the transactions contemplated by the Underwriting Agreement, the Indenture, the Trust Agreement, the Expense Agreement and the Guarantee Agreement, in the preparation of the Registration Statement and the Prospectus or in the preparation of this opinion letter that would give me, or them, actual knowledge that would contradict such opinions. However, except to the extent necessary in order to give the opinions hereinafter expressed, neither I nor they have undertaken any independent investigation to determine the existence or absence of such facts, and no inference as to knowledge of the existence or absence of such facts (except to the extent necessary in order to give the opinions hereinafter expressed) should be assumed.

           Subject to the foregoing and to the further exceptions and qualifications set forth below, I am of the opinion that:

          (1) The Company is duly organized and validly existing as a corporation in good standing under the laws of the State of Texas, has due corporate power and authority to conduct the business that it is described as conducting in the Prospectus, to own and operate the properties owned and operated by it in such business, to issue the Company Securities, to enter into and perform its obligations under the Underwriting Agreement, the Trust Agreement, the Indenture, the Expense Agreement, the
Guarantee Agreement and the Company Securities, to purchase, own, and hold the Common Securities issued by the Trust and to consummate the transactions therein contemplated, and is duly qualified to conduct such business in the States of Texas and Louisiana.

          (2)       The statements made in the Prospectus under the
captions  "Risk  Factors",  "Entergy  Gulf  States  Capital   I",
"Description of the Preferred Securities", "Description of the Guarantee", "Description of the Junior Subordinated Debentures" and "Relationship Among the Preferred Securities, the Junior Subordinated Debentures and the Guarantee" insofar as they purport to constitute summaries of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

          (3) The Debentures have been duly and validly authorized by all necessary corporate action on the part of the Company, and
are   legal,  valid  and  binding  obligations  of  the   Company
enforceable in accordance with their terms, except as limited  by
applicable   bankruptcy,   insolvency,   fraudulent   conveyance,
reorganization or other similar laws affecting creditors' rights and by general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law), and are entitled to the benefits provided by the Indenture.

          (4) The Indenture has been duly and validly authorized by all necessary corporate action on the part of the Company, has been duly and validly executed and delivered by the Company, is a legal,  valid  and binding instrument of the Company  enforceable against  the  Company  in accordance with its  terms,  except  as
limited   by   applicable   bankruptcy,  insolvency,   fraudulent
conveyance,  reorganization  or  other  similar  laws   affecting
creditors' rights and by general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law), and is duly qualified under the Trust Indenture Act, and no proceedings to suspend such qualification have been instituted or, to my knowledge, threatened by the Commission.

          (5) The Guarantee Agreement has been duly and validly authorized by all necessary corporate action on the part of the Company, has been duly and validly executed and delivered by the Company, is a legal, valid and binding instrument of the Company enforceable against the Company in accordance with its terms,
except   as   limited   by  applicable  bankruptcy,   insolvency,
fraudulent conveyance, reorganization or other similar laws affecting creditors' rights and by general equitable principles
(regardless  of  whether  enforceability  is  considered   in   a
proceeding in equity or at law), and is duly qualified under  the
Trust   Indenture  Act,  and  no  proceedings  to  suspend   such
qualification   have  been  instituted  or,  to   my   knowledge,
threatened by the Commission.

          (6) The Expense Agreement has been duly and validly authorized by all necessary corporate action on the part of the Company, has been duly and validly executed and delivered by the Company and is a legal, valid and binding instrument of the
Company enforceable against the Company in accordance with its terms, except as limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting creditors' rights and by general equitable principles
(regardless  of  whether  enforceability  is  considered   in   a
proceeding in equity or at law).

          (7) The Trust Agreement has been duly authorized, executed and delivered by the Company; the Underwriting Agreement has been duly authorized, executed and delivered by the Company on behalf of itself and as depositor under the Trust Agreement; and the Preferred Securities have been duly executed and delivered by an Administrative Trustee.

          (8) The Trust Agreement is duly qualified under the Trust Indenture Act, and no proceedings to suspend such qualification have been instituted or, to my knowledge, threatened by the Commission.

          (9) The issuance and sale by the Company of the Company Securities and the execution, delivery and performance by the Company of the Indenture, the Underwriting Agreement, the Trust Agreement, the Expense Agreement and the Guarantee Agreement (a)
will not violate any provision of the Company's Restated Articles of Incorporation or Bylaws, each as amended, (b) will not violate any  provisions of, or constitute a default under, or  result  in the creation or imposition of any lien, charge or encumbrance  on or security interest in any of the assets of the Company pursuant
to   the   provisions  of,  any  mortgage,  indenture,  contract,
agreement or other undertaking known to me (having made due inquiry with respect thereto) to which the Company is a party or which purports to be binding upon the Company or upon any of its assets, and (c) will not violate any provision of any law or regulation applicable to the Company or, to the best of my knowledge (having made due inquiry with respect thereto), any
provision  of  any  order,  writ,  judgment  or  decree  of   any
governmental  instrumentality applicable to the  Company  (except
that   various   consents  of,  and  filings  with,  governmental
authorities may be required to be obtained or made, as the case may be, in connection or compliance with the provisions of the securities or blue-sky laws of any jurisdiction).

          (10) Except in each case as to the financial statements and other financial data included or incorporated by reference therein,  upon which we do not pass, the Registration  Statement, at  the  time it became effective, and the Prospectus, as of  its date,  complied  as  to form in all material  respects  with  the applicable  requirements of the Securities Act and  (except  with respect  to the Form T-1s, upon which we do not pass)  the  Trust
Indenture  Act,  and  the  applicable  instructions,  rules   and
regulations  of  the Commission thereunder or  pursuant  to  said
instructions,  rules  and  regulations  are  deemed   to   comply
therewith;  with  respect to the documents  or  portions  thereof filed  with  the  Commission pursuant to the  Exchange  Act,  and incorporated by reference in the Prospectus pursuant to  Item  12 of Form S-2, such documents or portions thereof, on the date they were filed with the Commission, complied as to form in all material respects with the applicable provisions of the Exchange
Act and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; and the Registration
Statement has become, and on the date hereof is, effective under the Securities Act, and, to the best of my knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending or threatened under Section 8(d) of the Securities Act.

           (11) An appropriate order has been entered by the Commission under the 1935 Act authorizing the issuance and sale of the Securities; to the best of my knowledge, said order is in full force and effect; no further approval, authorization, consent or other order of any governmental body (other than orders of the Commission under the Securities Act, the Exchange Act and the Trust Indenture Act, which have been duly obtained, or in connection or compliance with the provisions of the securities or blue sky laws of any jurisdiction) is legally required to permit the issuance and sale of the Securities; and no further approval, authorization, consent or other order of any governmental body is legally required to permit the performance by the Trust of its obligations with respect to the Preferred Securities, or by the Company of its obligations with respect to the Company Securities or under the Indenture, the Underwriting Agreement, the Trust Agreement, the Expense Agreement or the Guarantee Agreement.

          (12) All of the issued and outstanding Common Securities of the Trust are owned of record by the Company.

           In connection with the preparation by the Company and the Trust of the Registration Statement and the Prospectus, I have had discussions with certain of the officers and representatives of the Company and the Trust, with other counsel for the Company and the Trust, and with the independent certified public accountants of the Company who examined certain of the financial statements included or incorporated by reference in the Registration Statement. My examination of the Registration Statement and the Prospectus and such discussions did not disclose to me any information which gives me reason to believe that (i) the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date and at the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (ii) the documents incorporated by reference in the Prospectus pursuant to Item 12 of Form S-2, on the date filed with the Commission pursuant to the Exchange Act, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. I do not express any opinion or belief as to the financial statements or other financial data included or incorporated by reference in the Registration Statement or the Prospectus, as to the Form T-1s or as to the information contained in the Prospectus under the caption "Certain United States Federal Income Tax Considerations."

           I have examined the opinions of even date herewith rendered to you by Reid & Priest LLP and Winthrop, Stimson, Putnam & Roberts, and concur in the conclusions expressed therein insofar as they involve questions of Texas and Louisiana law.

           I am a member of the Texas Bar and the Louisiana Bar and do not hold myself out as an expert on the laws of any other state. As to all matters of New York law, I have relied, with your approval, upon the opinion of even date herewith addressed to you by Reid & Priest LLP of New York, New York, and, as to all matters of Delaware law, I have relied, with your approval, upon the opinion of even date herewith addressed to you by Richards, Layton & Finger, P.A., of Wilmington, Delaware.

           The opinion set forth above is solely for the benefit of the addressees of this letter in connection with the Underwriting Agreement and the transactions contemplated thereunder and it may not be relied upon in any manner by any other person or for any other purpose, without my prior written consent, except that Reid & Priest LLP and Winthrop, Stimson, Putnam & Roberts may rely on this opinion as to all matters of Texas and Louisiana law in rendering their opinions required to be delivered under the Underwriting Agreement.


                              Very truly yours,



                                                  EXHIBIT B

               [Letterhead of Reid & Priest LLP]

                                                    January   __,
1997

Goldman, Sachs & Co.
Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
Prudential Securities Incorporated
Smith Barney Inc.

As representatives of the several
Underwriters named in Schedule I to
the Underwriting Agreement referred
to below (the "Underwriters")

c/o  Goldman, Sachs & Co.
     85 Broad Street
     New York, New York 10004


Ladies and Gentlemen:

           We, together with Laurence M. Hamric, Esq., General Attorney - Corporate and Securities of Entergy Services, Inc., and Richards, Layton & Finger, P.A., Wilmington, Delaware, have acted as counsel for Entergy Gulf States Inc., a Texas corporation (the "Company"), and Entergy Gulf States Capital I, a statutory business trust organized under the laws of the State of Delaware (the "Trust"), in connection with the issuance and sale by the Trust to the several Underwriters pursuant to the Underwriting Agreement, effective January 21, 1997 (the "Underwriting Agreement"), among the Company, the Trust and you, as the representatives of the several Underwriters, of 3,400,000 __% Cumulative Quarterly Income Preferred Securities, Series A (liquidation preference $25 per preferred security) (the "Preferred Securities"), guaranteed to the extent the Trust has funds by the Company. This opinion is rendered to you at the request of the Company and the Trust. Capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Underwriting Agreement.

           In our capacity as such counsel, we have either participated in the preparation of or have examined and are familiar with: (a) the Company's Restated Articles of Incorporation and Bylaws, each as amended; (b) the Underwriting Agreement; (c) the Indenture; (d) the Trust Agreement; (e) the
Guarantee Agreement; (f) the Expense Agreement; (g) the Registration Statement and Prospectus filed under the Securities Act; (h) the records of various corporate proceedings relating to the authorization, issuance and sale of the Company Securities and the execution and delivery by the Company of the Indenture, the Underwriting Agreement, the Trust Agreement, the Expense Agreement and the Guarantee Agreement; and (i) the proceedings before and the order entered by the Commission under the 1935 Act relating to the issuance and sale of the Securities. We have also examined or caused to be examined such other documents and have satisfied ourselves as to such other matters as we have deemed necessary in order to render this opinion. In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity to the originals of the documents submitted to us as certified or photostatic copies. We have not examined the Debentures, except a specimen thereof, and we have relied upon a certificate of the Debenture Trustee as to the authentication and delivery thereof.

           Subject to the foregoing and to the further exceptions and qualifications set forth below, we are of the opinion that:

          (13) The Indenture has been duly and validly authorized by all necessary corporate action on the part of the Company, has been duly and validly executed and delivered by the Company, is a legal,  valid  and binding instrument of the Company  enforceable against  the  Company  in accordance with its  terms,  except  as
limited   by   applicable   bankruptcy,  insolvency,   fraudulent
conveyance,  reorganization  or  other  similar  laws   affecting
creditors' rights and by general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or  at law), and is duly qualified under the Trust Indenture Act, and  no  proceedings  to  suspend such  qualification  have  been instituted or, to our knowledge, threatened by the Commission.
(14)
          (14) The Debentures have been duly and validly authorized by all necessary corporate action on the part of the Company, and
are   legal,  valid  and  binding  obligations  of  the   Company
enforceable in accordance with their terms, except as limited  by
applicable   bankruptcy,   insolvency,   fraudulent   conveyance,
reorganization or other similar laws affecting creditors' rights and by general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law), and are entitled to the benefits provided by the Indenture.

          (15) The Guarantee Agreement has been duly and validly authorized by all necessary corporate action on the part of the Company, has been duly and validly executed and delivered by the Company, is a legal, valid and binding instrument of the Company enforceable against the Company in accordance with its terms,
except   as   limited   by  applicable  bankruptcy,   insolvency,
fraudulent conveyance, reorganization or other similar laws affecting creditors' rights and by general equitable principles
(regardless  of  whether  enforceability  is  considered   in   a
proceeding in equity or at law), and is duly qualified under  the
Trust   Indenture  Act,  and  no  proceedings  to  suspend   such
qualification   have  been  instituted  or,  to  our   knowledge,
threatened by the Commission.

          (16) The Expense Agreement has been duly and validly authorized by all necessary corporate action on the part of the Company, has been duly and validly executed and delivered by the Company and is a legal, valid and binding instrument of the
Company enforceable against the Company in accordance with its terms, except as limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting creditors' rights and by general equitable principles
(regardless  of  whether  enforceability  is  considered   in   a
proceeding in equity or at law).

          (17) The Trust Agreement is duly qualified under the Trust Indenture Act, and no proceedings to suspend such qualification have been instituted or, to our knowledge, threatened by the Commission.

          (18)      The statements made in the Prospectus under the
captions  "Risk  Factors",  "Entergy  Gulf  States  Capital   I",
"Description of the Preferred Securities", "Description of the Guarantee", "Description of the Junior Subordinated Debentures" and "Relationship Among the Preferred Securities, the Junior Subordinated Debentures and the Guarantee" insofar as they purport to constitute summaries of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

          (19)      The statements made in the Prospectus under the caption
"Certain   United   States  Federal  Income  Tax  Considerations"
constitute a fair and accurate summary of the matters addressed therein, based upon current law and the assumptions stated or referred to therein.

          (20) The Trust is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (21) Except in each case as to the financial statements and other financial data included or incorporated by reference therein,  upon which we do not pass, the Registration  Statement, at  the  time it became effective, and the Prospectus, as of  its date,  complied  as  to form in all material  respects  with  the applicable  requirements of the Securities Act and  (except  with respect  to the Form T-1s, upon which we do not pass)  the  Trust
Indenture  Act,  and  the  applicable  instructions,  rules   and
regulations  of  the Commission thereunder or  pursuant  to  said
instructions,  rules  and  regulations  are  deemed   to   comply
therewith;  with  respect to the documents  or  portions  thereof filed  with  the  Commission pursuant to the  Exchange  Act,  and incorporated by reference in the Prospectus pursuant to  Item  12 of Form S-2, such documents or portions thereof, on the date they were filed with the Commission, complied as to form in all material respects with the applicable provisions of the Exchange
Act and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; and the Registration
Statement has become, and on the date hereof is, effective under the Securities Act and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending or threatened under Section 8(d) of the Securities Act.

          (22) An appropriate order has been entered by the Commission under the 1935 Act authorizing the issuance and sale of the Securities; to the best of our knowledge, said order is in full force and effect; no further approval, authorization, consent or other order of any governmental body (other than orders of the Commission under the Securities Act, the Exchange Act and the Trust Indenture Act, which have been duly obtained, or in connection or compliance with the provisions of the securities or blue sky laws of any jurisdiction) is legally required to permit the issuance and sale of the Securities; and no further approval, authorization, consent or other order of any governmental body is legally required to permit the performance by the Trust of its obligations with respect to the Preferred Securities, or by the Company of its obligations with respect to the Company Securities or under the Indenture, the Underwriting Agreement, the Trust
Agreement, the Expense Agreement or the Guarantee Agreement.

          In passing upon the forms of the Registration Statement and the Prospectus, we necessarily assume the correctness, completeness and fairness of the statements made by the Company and the Trust and information included or incorporated by reference in the Registration Statement and the Prospectus and take no responsibility therefor, except insofar as such statements relate to us and as set forth in paragraphs (6) and
(7) above. In connection with the preparation by the Company and the Trust of the Registration Statement and the Prospectus, we have had discussions with certain officers and representatives of the Company and the Trust, with other counsel for the Company and the Trust, and with the independent certified public accountants of the Company who examined certain of the financial statements included or incorporated by reference in the Registration Statement. Our examination of the Registration Statement and the Prospectus and such discussions did not disclose to us any information which gives us reason to believe that the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date and at the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. We do not express any opinion or belief as to the financial statements or other financial data included or incorporated by reference in the Registration Statement or the Prospectus or as to the Form T-1s.

           We are members of the New York Bar and do not hold ourselves out as experts on the laws of any other state. As to all matters of Texas and Louisiana law, we have, with your consent, relied upon the opinion of even date herewith of Laurence M. Hamric, Esq., General Attorney - Corporate and Securities of Entergy Services, Inc., and, as to all matters of Delaware law, we have, with your consent, relied upon the opinion of even date herewith of Richards, Layton & Finger, P.A., Wilmington, Delaware, special Delaware counsel for the Offerors. We have not examined into and are not passing upon matters relating to the incorporation of the Company.

           The opinion set forth above is solely for the benefit of the addressees of this letter in connection with the Underwriting Agreement and the transactions contemplated thereunder and it may not be relied upon in any manner by any other person or for any other purpose, without our prior written consent, except that Laurence M. Hamric, Esq., General Attorney - Corporate and Securities of Entergy Services, Inc., may rely on this opinion as to all matters of New York law in rendering his opinion required to be delivered under the Underwriting Agreement.

                              Very truly yours,


                              REID & PRIEST LLP
                                                        EXHIBIT C

        [Letterhead of Richards, Layton & Finger, P.A.]

                                                 January __, 1997

Goldman, Sachs & Co.
Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
Prudential Securities Incorporated
Smith Barney Inc.

As representatives of the several
Underwriters named in Schedule I
to the Underwriting Agreement
referred to below

c/o  Goldman, Sachs & Co.
     85 Broad Street
     New York, New York  10004

Ladies and Gentlemen:

           We have acted as special Delaware counsel for Entergy Gulf States Inc., a Texas corporation (the "Company"), and Entergy Gulf States Capital I, a Delaware business trust (the "Trust"), in connection with the matters set forth herein. At your request, this opinion is being furnished to you.

           For purposes of giving the opinions hereinafter set forth, our examination of documents has been limited to the examination of originals or copies of the following:

          (b) The Certificate of Trust of the Trust, dated as of November 27, 1996 (the "Certificate"), as filed in the office of the Secretary of State of the State of Delaware (the "Secretary of State") on December 2, 1996;
(c)
          (c) The Trust Agreement of the Trust, dated as of December 2, 1996 among the Company, as depositor, and the trustees of the Trust named therein;

          (d) The Amended and Restated Trust Agreement of the Trust, dated as of January 28, 1997 (including Exhibits A, B and D
thereto)   (the  "Trust  Agreement"),  among  the   Company,   as
depositor, The Bank of New York, as property trustee, The Bank of New York (Delaware), as Delaware trustee, William J. Regan, Jr.,
Steven C. McNeal and Frank Williford IV (each, an "Administrative
Trustee" and collectively, the "Administrative Trustees") and the holders, from time to time, of undivided beneficial interests in the assets of the Trust;

          (e) The Underwriting Agreement, dated January 21, 1997 (the "Underwriting Agreement"), among the Trust, the Company and you, as Representatives of the several underwriters named in Schedule
I to the Underwriting Agreement;

          (f) The Prospectus, dated January 21, 1997 (the "Prospectus"), relating to 3,400,000__% Cumulative Quarterly Income Preferred Securities, Series A, of the Trust representing preferred undivided beneficial interests in the assets of the Trust (each, a "Preferred Security" and collectively, the "Preferred Securities"); and

          (g) A Certificate of Good Standing for the Trust, dated January __, 1997, obtained from the Secretary of State.

          Capitalized terms used herein and not otherwise defined are used as defined in the Trust Agreement.

           For purposes of this opinion, we have not reviewed any documents other than the documents listed in paragraphs (a) through (f) above. In particular, we have not reviewed any document (other than the documents listed in paragraphs (a) through (f) above) that is referred to in or incorporated by reference into the documents reviewed by us. We have assumed that there exists no provision in any document that we have not reviewed that is inconsistent with the opinions stated herein.
We have conducted no independent factual investigation of our own, but rather have relied solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

           With respect to all documents examined by us, we have assumed (i) the authenticity of all documents submitted to us as authentic originals, (ii) the conformity with the originals of all documents submitted to us as copies or forms, and (iii) the genuineness of all signatures.

           For purposes of this opinion, we have assumed (i) that the Trust Agreement constitutes the entire agreement among the parties thereto with respect to the subject matter thereof, including with respect to the creation, operation and termination of the Trust, and that the Trust Agreement and the Certificate are in full force and effect and have not been amended, (ii) except to the extent provided in paragraph (1) below, the due creation, due organization or due formation, as the case may be, and valid existence in good standing of each party to the documents examined by us under the laws of the jurisdiction governing its creation, organization or formation, (iii) the legal capacity of each natural person who is a party to the documents examined by us, (iv) except to the extent provided in paragraph (2) below, that each of the parties to the documents examined by us has the power and authority to execute and deliver, and to perform its obligations under, such documents,
(v) except to the extent provided in paragraph (9) below, that each of the parties to the documents examined by us has duly authorized, executed and delivered such documents, (vi) the receipt by each Person to whom a Preferred Security is to be issued by the Trust (the "Preferred Security Holders") of a Preferred Securities Certificate for the Preferred Security and the payment for the Preferred Security acquired by it, in accordance with the Trust Agreement, and as described in the
Prospectus and the Prospectus Supplement, (vii) that the Preferred Securities are issued and sold to the Preferred Security Holders in accordance with the Trust Agreement, and as described in the Prospectus, (viii) the receipt by the Person (the "Common Security Holder") to whom a __% Common Security of the Trust representing common undivided beneficial interests in the assets of the Trust (each, a "Common Security" and collectively, the "Common Securities") (the Preferred Securities and the Common Securities being hereinafter collectively referred to as the "Trust Securities") is to be issued by the Trust of a Common Securities Certificate for the Common Security and the payment for the Common Security acquired by it, in accordance with the Trust Agreement, and as described in the Prospectus, and
(ix) that the Common Securities are issued and sold to the Common Security Holder in accordance with the Trust Agreement, and as described in the Prospectus. We have not participated in the preparation of the Prospectus and assume no responsibility for its contents.

           This opinion is limited to the laws of the State of Delaware (excluding the securities laws of the State of Delaware), and we have not considered and express no opinion on the laws of any other jurisdiction, including federal laws and rules and regulations relating thereto. Our opinions are rendered only with respect to Delaware laws and rules, regulations and orders thereunder that are currently in effect.

           Based upon the foregoing, and upon our examination of such questions of law and statutes of the State of Delaware as we have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that:

          (1) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business
Trust  Act, and all filings required under the Delaware  Business
Trust Act with respect to the creation and valid existence of the Trust as a business trust have been made.

          (2) Under the Trust Agreement and the Delaware Business Trust Act, the Trust has the trust power and authority (i) to own property and conduct its business, all as described in the Prospectus, (ii) to issue and sell the Trust Securities in accordance with the Trust Agreement, and as described in the Prospectus, and to perform its other obligations under the Trust Agreement, the Underwriting Agreement and the Trust Securities,
(iii) to execute and deliver the Underwriting Agreement, and (iv) to consummate the transactions contemplated by the Underwriting Agreement.

          (3) The Trust Agreement constitutes a valid and binding obligation of the Company and the Administrative Trustees, and is enforceable against the Company and the Administrative Trustees, in accordance with its terms.

          (4) The Common Securities have been duly authorized by the Trust Agreement and are duly and validly issued undivided beneficial interests in the assets of the Trust.

          (5) The Preferred Securities have been duly authorized by the Trust Agreement and are duly and validly issued and, subject to the qualifications set forth in paragraph (6) below, fully paid and nonassessable undivided beneficial interests in the assets of the Trust.

          (6) The Preferred Security Holders, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. We note that the Preferred Security Holders may be obligated, pursuant to the Trust Agreement, (i) to provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers or exchanges of Preferred Securities Certificates and the issuance of replacement
Preferred Securities Certificates, and (ii) to provide security or indemnity in connection with requests of or directions to the Property Trustee to exercise its rights and powers under the Trust Agreement.

          (7) Under the Trust Agreement and the Delaware Business Trust Act, the issuance of the Trust Securities is not subject to preemptive rights.

          (8) The issuance and sale by the Trust of the Trust Securities and the execution, delivery and performance by the Trust of the Underwriting Agreement and the consummation of the transactions contemplated by the Underwriting Agreement do not violate (a) the Certificate or the Trust Agreement or (b) any applicable Delaware law, rule or regulation.

          (9) Under the Trust Agreement and the Delaware Business Trust Act, (i) the issuance and sale by the Trust of the Trust Securities and the execution and delivery by the Trust of the
Underwriting Agreement, and the performance by the Trust  of  its
obligations  thereunder,  have  been  duly  authorized   by   all
necessary trust action on the part of the Trust and (ii) assuming the due authorization, execution and delivery of the Underwriting Agreement by the Company as depositor under the Trust Agreement
on   behalf   of  the  Trust  and  of  the  Preferred  Securities
Certificates for the Preferred Securities by an Administrative Trustee on behalf of the Trust, and, if the Preferred Securities Certificates are executed by the facsimile signature of an Administrative Trustee, the due authentication of the Preferred
Securities Certificates by a Transfer Agent or its agent in accordance with the Trust Agreement, the Underwriting Agreement and the Preferred Securities Certificates have been duly executed and delivered by the Trust.

           The opinion expressed in paragraph (3) above is subject, as to enforcement, to the effect upon the Trust Agreement of (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance or transfer and other similar laws relating to or affecting the rights and remedies of creditors generally, (ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law) and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution.

           We consent to your relying as to matters of Delaware law upon this opinion in connection with the Underwriting Agreement. We also consent to the reliance upon this opinion as to matters of Delaware law by Laurence M. Hamric, Esq., General Attorney - Corporate and Securities of Entergy Services, Inc., Reid & Priest LLP, and Winthrop, Stimson, Putnam & Roberts, as if it were addressed to each of them, in rendering their opinions to you of even date herewith. Except as stated above, without our prior written consent, this opinion may not be furnished or quoted to, or relied upon by, any other Person for any purpose.

                              Very truly yours,


                              RICHARDS, LAYTON & FINGER, P.A.
                                                        EXHIBIT D

      [Letterhead of Winthrop, Stimson, Putnam & Roberts]

                                                 January __, 1997

Goldman, Sachs & Co.
Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
Prudential Securities Incorporated
Smith Barney Inc.

As representatives of the several
Underwriters named in Schedule I to
the Underwriting Agreement referred
to below (the "Underwriters")

c/o Goldman, Sachs & Co.
    85 Broad Street
    New York, New York  10004

Ladies and Gentlemen:

           We have acted as counsel for the several Underwriters of 3,400,000 __% Cumulative Quarterly Income Preferred Securities, Series A (liquidation preference $25 per preferred security) (the "Preferred Securities"), issued by Entergy Gulf States Capital I, a statutory business trust organized under the laws of the State of Delaware (the "Trust"), pursuant to the agreement among you, as the representatives of the several Underwriters, Entergy Gulf States, Inc., a Texas corporation (the "Company"), and the Trust effective January 21, 1997 (the "Underwriting Agreement").

          We are members of the New York Bar and, for purposes of this opinion, do not hold ourselves out as experts on the laws of any jurisdiction other than the State of New York and the United States of America. We have, with your consent, relied upon (i) an opinion of even date herewith addressed to you of Laurence M. Hamric, Esq., General Attorney - Corporate and Securities of Entergy Services, Inc., and the Trust, as to the matters covered in such opinion relating to Texas and Louisiana law and (ii) an opinion of even date herewith addressed to you of Richards, Layton & Finger, P.A., special Delaware counsel for the Company and the Trust, as to the matters covered in such opinion relating to Delaware law. We have reviewed said opinions and believe that they are satisfactory. We have also reviewed the opinion of Reid & Priest LLP required by Section 7(d) of the Underwriting Agreement, and we believe said opinion to be satisfactory.

           We have also reviewed such documents and satisfied ourselves as to such other matters as we have deemed necessary in order to enable us to express this opinion. As to various questions of fact material to this opinion, we have relied upon representations of the Company and the Trust and statements in the Registration Statement. In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to the originals of the documents submitted to us as certified or photostatic copies, and the correctness of all statements of fact contained in all such original or copied documents. We have not examined the certificates representing the Preferred Securities or the Debentures except in each case for specimens thereof, and we have relied upon a certificate of an Administrative Trustee as to the execution and delivery of the Preferred Securities and a certificate of the Debenture Trustee as to the authentication and delivery of the Debentures. Capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Underwriting Agreement.

           Subject to the foregoing and to the further exceptions and qualifications set forth below, we are of the opinion that:

          (10) The Preferred Securities have been duly authorized by the Trust Agreement and are duly and validly issued and fully paid and nonassessable undivided beneficial interests in the assets of
the   Trust.   The  holders  of  the  Preferred  Securities,   as
beneficial  owners  of the Trust, will be entitled  to  the  same limitation  of  personal liability extended  to  stockholders  of private  corporations  for  profit organized  under  the  General
Corporation  Law  of the State of Delaware.   We  note  that  the
holders of the Preferred Securities may be obligated, pursuant to the Trust Agreement, (i) to provide indemnity and/or security  in connection  with  and pay taxes or governmental  charges  arising from  transfers or exchanges of Preferred Securities certificates
and    the   issuance   of   replacement   Preferred   Securities
certificates,  and  (ii)  to provide  security  or  indemnity  in connection with requests of or directions to the Property Trustee to exercise its rights and powers under the Trust Agreement.
(11)
          (11) The Indenture has been duly and validly authorized by all necessary corporate action on the part of the Company, has been duly  and  validly executed and delivered by the  Company,  is  a legal,  valid  and binding instrument of the Company  enforceable against  the  Company  in accordance with its  terms,  except  as
limited   by   bankruptcy,  insolvency,  fraudulent   conveyance,
reorganization or other similar laws affecting creditors'  rights
and   general   equitable  principles  (regardless   of   whether
enforceability  is considered in a proceeding  in  equity  or  at law), and, to the best of our knowledge, the Indenture is duly qualified under the Trust Indenture Act, and no proceedings to suspend such qualification have been instituted or threatened by the Commission.

          (12) The statements made in the Prospectus under the captions "Description of the Preferred Securities", "Description of the
Guarantee",  "Description of the Junior Subordinated Debentures",
"Relationship   Among  the  Preferred  Securities,   the   Junior
Subordinated Debentures and the Guarantee" and "Underwriting", insofar as they purport to constitute summaries of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

          (13) The Debentures have been duly and validly authorized by all necessary corporate action on the part of the Company, and
are   legal,  valid  and  binding  obligations  of  the   Company
enforceable in accordance with their terms, except as limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting creditors' rights and general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law), and are entitled to the benefits provided by the Indenture.

          (14) The Guarantee Agreement has been duly and validly authorized by all necessary corporate action on the part of the Company, has been duly and validly executed and delivered by the Company, is a legal, valid and binding instrument of the Company enforceable against the Company in accordance with its terms,
except   as   limited   by  bankruptcy,  insolvency,   fraudulent
conveyance,  reorganization  or  other  similar  laws   affecting
creditors' rights and general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law), and, to the best of our knowledge, the Guarantee Agreement is duly qualified under the Trust Indenture Act, and no proceedings to suspend such qualification have been instituted or threatened by the Commission.

          (15) The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

          (16) An appropriate order has been issued by the Commission under the 1935 Act authorizing the issuance and sale of the Securities, and to the best of our knowledge, such order is in full force and effect; and no further approval, authorization, consent or other order of any governmental body (other than orders of the Commission under the Securities Act, the Exchange
Act and the Trust Indenture Act, which have been duly obtained, or in connection or compliance with the provisions of the securities or blue sky laws of any jurisdiction) is legally required to permit the issuance and sale of the Securities.

          (17) Except in each case as to the financial statements and other financial data included or incorporated by reference therein, upon which we do not pass, the Registration Statement, at  the  time it became effective, and the Prospectus, as of  its date, complied as to form in all material respects with the applicable requirements of the Securities Act and (except with respect to the Form T-1s, upon which we do not pass) the Trust
Indenture  Act,  and  the  applicable  instructions,  rules   and
regulations  of  the Commission thereunder or  pursuant  to  said
instructions,  rules  and  regulations  are  deemed   to   comply
therewith;  with  respect to the documents  or  portions  thereof filed with the Commission pursuant to the Exchange Act, and incorporated by reference in the Prospectus pursuant to Item 12 of Form S-2, such documents or portions thereof, on the date they were filed with the Commission, complied as to form in all material respects with the applicable provisions of the Exchange
Act and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; and, to the best of our knowledge, the Registration Statement has become, and on the date hereof is, effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending or threatened under Section 8(d) of the Securities Act.

           In passing upon the form of the Registration Statement and the form of the Prospectus, we necessarily assume the correctness, completeness and fairness of statements made by the Company and the Trust and the information included or incorporated by reference in the Registration Statement and the Prospectus and take no responsibility therefor, except insofar as such statements relate to us and as set forth in paragraph (3) hereof. In connection with the preparation by the Company and the Trust of the Registration Statement and the Prospectus, we had discussions with certain officers, employees and representatives of the Company, the Trust and Entergy Services, Inc., with counsel for the Company and the Trust, and with your representatives. Our review of the Registration Statement and the Prospectus, and such discussions, did not disclose to us any information that gives us reason to believe that the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date and at the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. We do not express any opinion or belief as to the financial statements or other financial data included or incorporated by reference in the Registration Statement or Prospectus, as to the Form T-1s or as to the information contained in the Prospectus under the caption "Certain United States Federal Income Tax Considerations."

            This opinion is solely for the benefit of the addressees hereof in connection with the Underwriting Agreement and the transactions contemplated thereunder and may not be relied upon in any manner by any other person or for any other purpose, without our prior written consent.


                              Very truly yours,



                              WINTHROP, STIMSON, PUTNAM & ROBERTS